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                                                   Filed Pursuant to Rule 497(d)
                                                       Registration No. 33-16439

                       ROBERTSON STEPHENS INVESTMENT TRUST

                   PROSPECTUS SUPPLEMENT DATED JANUARY 1, 1996
                      to Prospectus dated November 15, 1995

ROBERTSON STEPHENS CONTRARIAN FUND

Principally as a result of significant stock price appreciation, at the date of this Prospectus Supplement, approximately 26% of the Contrarian Fund's total assets were invested in common stock of Diamond Fields Resources, a Canadian corporation. As a result, a decline in the stock price of Diamond Fields Resources would have a significant adverse effect on the net asset value of the Fund.

ROBERTSON STEPHENS VALUE + GROWTH FUND

The Value + Growth Fund has adopted a Distribution Plan, pursuant to which the Fund will make payments to Robertson, Stephens & Company LLC ("RS&Co."), its distributor, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets, commencing on January 1, 1996. The Distribution Plan is intended to compensate RS&Co. for the services it provides and for the expenses it bears in connection with the offering of the Fund's shares. Robertson, Stephens & Company Investment Management, L.P., the
Fund's investment adviser, has agreed to reduce the management fees payable to it by an amount equal to the payments received by RS&Co. under the Distribution Plan. The following information replaces the data provided on page 2 of the Prospectus under the caption "Annual Fund Operating Expenses" with respect to the Value + Growth Fund:


Management Fees                              1.00%
Rule 12b-1 Expenses                          0.25%
Other Expenses                               0.43%
                                             -----
Total Fund Operating Expenses                1.68%